Exhibit 10

BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Corporate

Chief Executive Officer

This Annual Incentive Award Notification (“Notification”) is granted on March 31, 2008, by Boise Cascade, L.L.C. (“Boise”) to William Thomas Stephens (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       Any payment (“Award”) made under this Notification and the Plan is subject to all the terms and conditions of the Plan.  An Award is not earned until paid.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below.  All capitalized terms not defined in this Notification shall have the meaning stated in the Plan.

2.1.                             “Award Period” means the 2008 calendar year.

2.2.                             “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise during the Award Period, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any retention, incentive, bonus or employee benefit plan sponsored by Boise, and (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                             “EBITDA” means earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization, adjusted for non-cash long-term compensation.

2.4.                             “Safety” means the recordable incident rate for Boise, including international operations.

3.                                       Your target award percentage is 100% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are corporate EBITDA, Safety, and discrete performance objectives as may be determined as part of your work plan outlined by the Compensation Committee.  All Performance Goal calculations, including Base Salary, corporate EBITDA, Safety, and any other performance objectives, shall be made by Boise, in its sole discretion.  Your Award will be determined as follows:

4.1.                             Corporate EBITDA.  Target corporate EBITDA has been established.  Boise will determine actual corporate EBITDA and, using the attached payout chart, a payout multiple will be identified.  Your Base Salary will be multiplied by your target award percentage, and the resulting number will be multiplied by the identified corporate EBITDA payout multiple to reach the amount of the Award.

4.2.                             Safety Adjustment.  Your target award amount may be adjusted based on Safety results, as follows.  The target recordable incident rate is 2.3.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the amount of the target award amount calculated pursuant to Section 4.1 will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for

Safety will apply.

4.3.                             Additional Adjustments.  The Compensation Committee may recommend increasing or decreasing your target award amount by up to 50% based on your performance relative to the work plan outlined with the Committee.  Notwithstanding your Performance Goals, Boise and/or the Committee reserve the right to adjust or eliminate the target award amount, at any time until paid, in their sole and absolute discretion, whether or not your Performance Goals have been met.  Such adjustment or elimination shall be based upon such factors as Boise or the Committee deems relevant to its determination.

4.4.                             General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2 times your target award percentage.

5.                                       This Award, if any, will be paid in cash or other method of delivering comparable value no later than March 15, 2009.

6.                                       If you terminate employment before December 31, 2008, the determination of your Award, if any, will be treated in accordance with the Plan and in such manner as determined by the Committee.  If you terminate employment after December 31, 2008, and before an Award is paid, other than as described in Section 7(a) of the Plan, whether voluntarily or involuntarily, with or without cause, you may or may not be eligible to receive an Award for the Award Period, as determined by Boise in its sole and absolute discretion.

7.                                       If any provision of this Notification or the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Notification and Plan, and they shall be construed and enforced as if the illegal or invalid provision were not included.

8.                                       You shall have no power or right to transfer, assign, anticipate, pledge, hypothecate, or otherwise encumber all or any part of any amount which may be paid to you under this Notification and the Plan.

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BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Corporate

Executive Vice President and Chief Financial Officer

This Annual Incentive Award Notification (“Notification”) is granted on March 31, 2008, by Boise Cascade, L.L.C. (“Boise”) to Tom Carlile (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       Any payment (“Award”) made under this Notification and the Plan is subject to all the terms and conditions of the Plan.  An Award is not earned until paid.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below. All capitalized terms not defined in this Notification shall have the meaning stated in the Plan.

2.1.                             “Award Period” means the 2008 calendar year.

2.2.                             “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise during the Award Period, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any retention, incentive, bonus or employee benefit plan sponsored by Boise, and (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                             “EBITDA” means earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization, adjusted for non-cash long-term compensation.

2.4.                             “Safety” means the recordable incident rate for Boise, including international operations.

3.                                       Your target award percentage is 65% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are corporate EBITDA, Safety, and discrete performance objectives as may be determined as part of your work plan outlined by your supervisor.  All Performance Goal calculations, including Base Salary, corporate EBITDA, Safety, and any other performance objectives, shall be made by Boise, in its sole discretion.  Your Award will be determined as follows:

4.1.                             Corporate EBITDA.  Target corporate EBITDA has been established.  Boise will determine actual corporate EBITDA and, using the attached payout chart, a payout multiple will be identified.  Your Base Salary will be multiplied by your target award percentage, and the resulting number will be multiplied by the identified corporate EBITDA payout multiple to reach the amount of the Award.

4.2.                             Safety Adjustment.  Your target award amount may be adjusted based on Safety results, as follows.  The target recordable incident rate is 2.3.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the amount of the target award amount calculated pursuant to Section 4.1 will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for

Safety will apply.

4.3.                             Additional Adjustments.  Your supervisor may recommend increasing or decreasing your target award amount by up to 50% based on your performance relative to the work plan outlined with your supervisor.  Notwithstanding your Performance Goals and any supervisor recommendation, Boise and/or the Committee reserve the right to adjust or eliminate the target award amount, at any time until paid, in their sole and absolute discretion, whether or not your Performance Goals have been met.  Such adjustment or elimination shall be based upon such factors as Boise or the Committee deems relevant to its determination.

4.4.                             General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2 times your target award percentage.

5.                                       This Award, if any, will be paid in cash or other method of delivering comparable value no later than March 15, 2009.

6.                                       If you terminate employment before December 31, 2008, the determination of your Award, if any, will be treated in accordance with the Plan and in such manner as determined by the Committee.  If you terminate employment after December 31, 2008, and before an Award is paid, other than as described in Section 7(a) of the Plan, whether voluntarily or involuntarily, with or without cause, you may or may not be eligible to receive an Award for the Award Period, as determined by Boise in its sole and absolute discretion.

7.                                       If any provision of this Notification or the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Notification and Plan, and they shall be construed and enforced as if the illegal or invalid provision were not included.

8.                                       You shall have no power or right to transfer, assign, anticipate, pledge, hypothecate, or otherwise encumber all or any part of any amount which may be paid to you under this Notification and the Plan.

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BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Building Materials Distribution

President

This Annual Incentive Award Notification (“Notification”) is granted on March 31, 2008, by Boise Cascade, L.L.C. (“Boise”) to Stanley Bell (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       Any payment (“Award”) made under this Notification and the Plan is subject to all the terms and conditions of the Plan.  An Award is not earned until paid.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below.  All capitalized terms not defined in this Notification shall have the meaning stated in the Plan.

2.1.                             “Award Period” means the 2008 calendar year.

2.2.                             “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise during the Award Period, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any retention, incentive, bonus or employee benefit plan sponsored by Boise, and (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                             “Corporate EBITDA” means earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization, adjusted for non-cash long-term compensation.

2.4.                             “Division EBITDA” means earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization, adjusted for non-cash long-term compensation.

2.5.                             “PRONWC” means Pre-tax Return on Net Working Capital, which is calculated as Net Income divided by Average Net Working Capital.  For purposes of calculating PRONWC:

2.5.1.                    “Net Income” means net operating income (loss) for the division, as shown on the division’s income statement.

2.5.2.                    “Average Net Working Capital” means a 13 month average of net working capital for the division.  The 13 months used are the 12 months during the Award Period, plus the month of December 2007.

2.6.                              “Safety” means the recordable incident rate for Boise, including international operations.

3.                                       Your target award percentage is 55% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are Corporate EBITDA, Division EBITDA, PRONWC, Safety, and discrete performance objectives as may be determined as part of your work plan outlined by your supervisor.  All Performance Goal calculations, including Base Salary, Corporate EBITDA, Division EBITDA, PRONWC, Safety, and any other performance objectives, shall be made by Boise, in its sole discretion.  Your Award will be determined as follows:

4.1.                             Corporate EBITDA.  25% of your Award will be based on Corporate EBITDA.  Target Corporate EBITDA has been established.  Boise will determine actual Corporate EBITDA and, using the attached payout chart, a payout multiple will be identified.  To calculate the Corporate EBITDA portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified Corporate EBITDA payout multiple; and that result will be multiplied by 25%.

4.2.                             Division EBITDA.  37.5% of your Award will be based on Division EBITDA.  Target EBITDA for Building Materials Distribution has been established.  Boise will determine actual Division EBITDA and, using the attached payout chart, a payout multiple will be identified.  To calculate the Division EBITDA portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified Division EBITDA payout multiple; and that result will be multiplied by 37.5%.

4.3.                             PRONWC.  37.5% of your Award will be based on Building Materials Distribution PRONWC.  Target PRONWC for Building Materials Distribution has been established.  Boise will determine actual PRONWC and, using the attached payout chart, a payout multiple will be identified.  To calculate the PRONWC portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified PRONWC payout multiple; and that result will be multiplied by 37.5%.

4.4.                             Safety Adjustment.  Your target award amount may be adjusted based on Safety results, as follows.  The target recordable incident rate is 2.3.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the aggregate amount of the target award amount calculated pursuant to Sections 4.1, 4.2, and 4.3 will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for Safety will apply.

4.5.                             Additional Adjustments.  Your supervisor may recommend increasing or decreasing your target award amount by up to 50% based on your performance relative to the work plan outlined with your supervisor.  Notwithstanding your Performance Goals and any supervisor recommendation, Boise and/or the Committee reserve the right to adjust or eliminate the target award amount, at any time until paid, in their sole and absolute discretion, whether or not your Performance Goals have been met.  Such adjustment or elimination shall be based upon such factors as Boise or the Committee deems relevant to its determination.

4.6.                             General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2 times your target award percentage for Corporate and Division EBITDA and at 2.25 times your target award percentage for PRONWC.

5.                                       This Award, if any, will be paid in cash or other method of delivering comparable value no later than March 15, 2009.

6.                                       If you terminate employment before December 31, 2008, the determination of your Award, if any, will be treated in accordance with the Plan and in such manner as determined by the Committee.  If you terminate employment after December 31, 2008, and before an Award is paid, other than as described in Section 7(a) of the Plan, whether voluntarily or involuntarily, with or without cause, you may or may not be eligible to receive an Award for the Award Period, as determined by Boise in its sole and absolute discretion.

7.                                       If any provision of this Notification or the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Notification and Plan, and they shall be construed and enforced as if the illegal or invalid provision were not included.

8.                                       You shall have no power or right to transfer, assign, anticipate, pledge, hypothecate, or otherwise encumber all or any part of any amount which may be paid to you under this Notification and the Plan.

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BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Wood Products

President

This Annual Incentive Award Notification (“Notification”) is granted on March 31, 2008, by Boise Cascade, L.L.C. (“Boise”) to Thomas Lovlien (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       Any payment (“Award”) made under this Notification and the Plan is subject to all the terms and conditions of the Plan.  An Award is not earned until paid.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below.  All capitalized terms not defined in this Notification shall have the meaning stated in the Plan.

2.1.                             “Award Period” means the 2008 calendar year.

2.2.                             “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise during the Award Period, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any retention, incentive, bonus or employee benefit plan sponsored by Boise, and (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                             “EBITDA” means earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization, adjusted for non-cash long-term compensation.

2.4.                             “Safety” means the recordable incident rate.  Safety may be measured on a company-wide basis (including international operations) or for the Wood Products division.

3.                                       Your target award percentage is 55% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are corporate EBITDA, Wood Products EBITDA, company-wide Safety, Wood Products Safety, and discrete performance objectives as may be determined as part of your work plan outlined by your supervisor.  All Performance Goal calculations, including Base Salary, corporate EBITDA, Wood Products EBITDA, company-wide Safety, Wood Products Safety, and any other performance objectives, shall be made by Boise, in its sole discretion.  Your Award will be determined as follows:

4.1.                             Corporate EBITDA.  25% of your Award will be based on corporate EBITDA.  Target corporate EBITDA has been established.  Boise will determine actual corporate EBITDA and, using the attached payout chart, a payout multiple will be identified.  To calculate the corporate EBITDA portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified corporate EBITDA payout multiple; and that result will be multiplied by 25%.

4.1.1.                    Safety Adjustment for Corporate EBITDA.  The corporate EBITDA portion of your target award amount may be adjusted based on company-wide Safety results, as follows.  The target recordable incident rate is 2.3.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the amount of the target award amount calculated pursuant to Section 4.1 will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for Safety will apply.

4.2.                             Wood Products EBITDA.  75% of your Award will be based on Wood Products EBITDA.  Target Wood Products EBITDA has been established.  Boise will determine actual Wood Products EBITDA and, using the attached payout chart, a payout multiple will be identified.  To calculate the Wood Products EBITDA portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified Wood Products EBITDA payout multiple; and that result will be multiplied by 75%.

4.2.1.                    Safety Adjustment for Wood Products EBITDA.  The Wood Products EBITDA portion of your target award amount may be adjusted based on Wood Products Safety results, as follows.  The target recordable incident rate is 2.25.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the amount of the target award amount calculated pursuant to Section 4.2 will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for Safety will apply.

4.3.                             Additional Adjustments.  Your supervisor may recommend increasing or decreasing your target award amount by up to 50% based on your performance relative to the work plan outlined with your supervisor.  Notwithstanding your Performance Goals and any supervisor recommendation, Boise and/or the Committee reserve the right to adjust or eliminate the target award amount, at any time until paid, in their sole and absolute discretion, whether or not your Performance Goals have been met.  Such adjustment or elimination shall be based upon such factors as Boise or the Committee deems relevant to its determination.

4.4.                             General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2 times your target award percentage.

5.                                       This Award, if any, will be paid in cash or other method of delivering comparable value no later than March 15, 2009.

6.                                       If you terminate employment before December 31, 2008, the determination of your Award, if any, will be treated in accordance with the Plan and in such manner as determined by the Committee.  If you terminate employment after December 31, 2008, and before an Award is paid, other than as described in Section 7(a) of the Plan, whether voluntarily or involuntarily, with or without cause, you may or may not be eligible to receive an Award for the Award Period, as determined by Boise in its sole and absolute discretion.

7.                                       If any provision of this Notification or the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Notification and Plan, and they shall be construed and enforced as if the illegal or invalid provision were not included.

You shall have no power or right to transfer, assign, anticipate, pledge, hypothecate, or otherwise encumber all or any part of any amount which may be paid to you under this Notification and the Plan.

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